UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2021 (February 22, 2021)

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 2020 Zhongshanxi Road Room 502A40 Xuhui District, Shanghai, China 200030

(Address of Principal Executive Offices) (Zip code)

+86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 8.01 Other Events.

On February 22, 2021, pursuant to a securities purchase agreement (the “Purchase Agreement”) with two institutional investors, Code Chain New Continent Limited, a Nevada company (the “Company”), closed (a) a registered direct offering (the “Registered Direct Offering”) for the sale of (i) 4,166,666 shares of common stock, par value $0.0001 of the Company (the “Shares”) and (ii) registered investor warrants, with a term of five years, exercisable immediately upon issuance, to purchase an aggregate of up to 1,639,362 shares of common stock (the “Registered Investor Warrant Shares”) at an exercise price of $6.72 per share, subject to adjustments thereunder, including a reduction in the exercise price, in the event of a subsequent offering at a price less than the then current exercise price, to the same price as the price in such offering (a “Price Protection Adjustment”) (the “Registered Investor Warrants”), and (b) a concurrent private placement (the “Private Placement” and collectively with the Registered Direct Offering, the “Offering”) for the sale of unregistered investor warrants, with a term of five and one-half years, first exercisable on the date that is the earlier of (i) six months after the date of issuance or (ii) the date on which the Company obtains stockholder approval approving the sale of all of the securities offered and sold under the Purchase Agreement (the “Stockholder Approval”) to purchase an aggregate of up to 2,527,304 shares of common stock (the “Unregistered Investor Warrant Shares”) at an exercise price of $6.72 per share, subject to adjustments thereunder, including (x) a Price Protection Adjustment and (y) in the event the exercise price is more than $6.10, a reduction of the exercise price to $6.10, upon obtaining the Stockholder Approval (the “Unregistered Investor Warrants”). The Shares, the Registered Investor Warrants, the Unregistered Investor Warrants, the Registered Investor Warrant Shares and the Unregistered Investor Warrant Shares are collectively referred to as the “Securities.” The Company received gross proceeds from the sale of the Securities of $24,999,996, before deducting placement agent fees and other Offering expenses. The Company intends to use the net proceeds from this Offering for working capital and general business purposes.

As previously disclosed in the Company’s current report on Form 8-K filed on February 18, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), the Shares, the Registered Investor Warrants and the Registered Investor Warrant Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-232316), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2019 and declared effective on July 8, 2019 (the “Shelf Registration Statement”). The Company filed the prospectus supplement to the Shelf Registration Statement with the SEC on February 19, 2021. The Unregistered Investor Warrants and the Unregistered Investor Warrant Shares were issued to the investors in a concurrent private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Offering was conducted pursuant to a placement agency agreement, dated February 18, 2021 (the “Placement Agency Agreement”), between the Company and Univest Securities, LLC (the “Placement Agent”). The Company paid the Placement Agent a cash fee of $2,310,000, including $2,000,000 in commission which was equal to eight percent (8.0%) of the aggregate gross proceeds raised in this Offering, $250,000 in non-accountable expense which was equal to one percent (1%) of the aggregate gross proceeds raised in this Offering, and $60,000 in accountable expenses. Additionally, the Company issued to the Placement Agent warrants (the “Placement Agent Warrants”) for the purchase of 208,333 shares of common stock, equal to 5% of the aggregate number of shares sold to the investors placed by the Placement Agent in this Offering. The Placement Agent Warrants have a term of five years and are first exercisable six months after the closing of the Offering, at an exercise price of $6.00 per share.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

On February 22, 2021, the Company issued a press release announcing the closing of the Offering.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 22, 2021

CODE CHAIN NEW CONTINENT LIMITED

By:	/s/ Weidong (David) Feng
Name:	Weidong (David) Feng
Title:	Co- Chief Executive Officer